________________________________________________________________________________
Annual Report
December 31, 1995
________________________________________________________________________________
Landmark\SM/ VIP Funds

Landmark VIP U.S. Government Fund
Landmark VIP Balanced Fund
Landmark VIP Equity Fund
Landmark VIP International Equity Fund

We are pleased to present this annual report for the Landmark VIP Funds. The report covers the period between the Funds inception in March, 1995, and December 31, 1995. During that time, the Funds investment adviser, Citibank, N.A., has been busy putting your variable annuity or variable life insurance assets to work in order to help you reach your long-term financial goals.
--------------------------------------------------------------------------------
CONTENTS
Portfolio Manager
The Portfolio Manager Responds
Portfolio of Investments
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp
  Investment Services
o Are subject to investment risks, including possible loss of the principal amount invested

________________________________________________________________________________
LANDMARK VIP U.S. GOVERNMENT FUND
PORTFOLIO MANAGER
________________________________________________________________________________

LEON FARHI
Vice President, Citibank, N.A.

     Leon Farhi is the manager of the Fund. Mr. Farhi also manages other U.S. dollar, fixed income portfolios for institutional clients of Citibank.

     Prior to joining Citibank in 1988, Mr. Farhi worked with Metropolitan Life Insurance Company as a fixed income portfolio manager.

________________________________________________________________________________
THE PORTFOLIO MANAGER RESPONDS
________________________________________________________________________________

     1995 was an excellent year for the U.S. bond market. Contrary to many investors expectations at the end of 1994, the year was characterized by modest economic growth, low inflation and declining interest rates.

     Soon after the Fund began operations, the majority of the portfolios assets were invested in U.S. Treasury securities to avoid the risks associated with mortgage-backed securities when interest rates decline. In a low interest rate environment, mortgage holders often refinance at more favorable terms. The resulting return of principal must then be reinvested at the lower, prevailing interest rate. During 1996, if rates stabilize, we expect to increase our exposure to mortgage securities in order to capture the higher yields they typically provide.

     Looking forward, we do not expect the bond market in 1996 to match its 1995 performance. However, we remain optimistic and expect positive returns. We believe that inflation will remain relatively low, economic growth will be modest for most of the coming year and Federal Reserve policy will remain accommodative. These factors should help create a positive environment for fixed-income securities.
________________________________________________________________________________
LANDMARK VIP BALANCED FUND

PORTFOLIO MANAGERS
________________________________________________________________________________

GRANT HOBSON
Vice President, Citibank, N.A.

RICHARD GOLDMAN
Vice President, Citibank, N.A.

MARK LINDBLOOM
Vice President, Citibank, N.A.

     Grant D. Hobson, Richard Goldman and Mark Lindbloom are the managers of the Landmark VIP Balanced Fund. Mr. Hobson and Mr. Goldman manage the equity portion of the portfolio. Mr. Hobson is responsible for managing U.S. equity portfolios for trust and pension accounts of Citibank Global Asset Management and currently manages more than $1 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a Sector Portfolio Manager for Axe Houghton, formerly a division of USF&G, where he was responsible for equity investments for pension accounts and mutual funds. Mr. Goldman is responsible for managing approximately $600 million of total assets and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He joined Citicorps Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorps Institutional Investor Relations Department. Mr. Lindbloom manages the fixed income portion of the portfolio. He came to Citibank in 1986 from Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.

________________________________________________________________________________
THE PORTFOLIO MANAGER RESPONDS
________________________________________________________________________________

     In stark contrast to many investors expectations when the year began, 1995 was characterized by lower interest rates, benign inflation and increased demand for U.S. securities from domestic and overseas investors. Bond yields declined rapidly in anticipation of lower interest rates, producing above-average bond market returns. At the same time, lower interest rates drove equity valuations higher, and broad measures of stock market performance set several new records during the year.

     In the fixed-income portion of the portfolio, we maintained a longer-than-average duration for most of the year to realize greater appreciation of portfolio holdings and to capture higher yields as interest rates fell. We focused primarily on U.S. Treasury securities during the year as they provided good values relative to other bond classes. In the equity portion of the portfolio, we focused on well established growth companies with strong cash flows, seasoned management teams and reasonable valuations. We maintained diversified positions in growth-oriented industries such as health care, consumer goods and companies that are expected to benefit from the outsourcing of corporate services and data processing.

     Our outlook for stocks and bonds is positive as interest rates should continue to decline modestly and inflation should remain relatively low. However, we believe that 1996 probably will not produce the magnitude of returns we saw in 1995. In the bond market, interest rate declines should be more limited than they were in 1995. As slower economic growth restrains the rate of corporate earnings growth, it is possible that the stock market could experience a temporary correction. In our view, any such declines should be viewed as opportunities to buy growing companies at attractive prices.

     As of December 29, 1995, Portfolio Manager Dwight Hyde has retired from Citibank. We are pleased to announce that his portfolio management duties for the Portfolios equity component have been assumed by Grant Hobson and Richard Goldman, both of whom are experienced investment managers and longstanding members of Mr. Hydes equity team. We wish Dwight the very best in his retirement, and we congratulate Grant and Rich on their new responsibilities. The fixed-income portion of the Portfolio continues to be managed by Mark Lindbloom.

________________________________________________________________________________
LANDMARK VIP EQUITY FUND
PORTFOLIO MANAGER
________________________________________________________________________________
GRANT HOBSON
Vice President, Citibank, N.A.

RICHARD GOLDMAN
Vice President, Citibank, N.A.

     Grant D. Hobson and Richard Goldman are the managers of the Landmark VIP Equity Fund. Mr. Hobson is responsible for managing U.S. equity portfolios for trust and pension accounts of Citibank Global Asset Management and currently manages more than $1 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a Sector Portfolio Manager for Axe Houghton, formerly a division of USF&G, where he was responsible for equity investments for pension accounts and mutual funds. Mr. Goldman is responsible for managing approximately $600 million of total assets and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He joined Citicorps Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorps Institutional Investor Relations Department.
________________________________________________________________________________
THE PORTFOLIO MANAGER RESPONDS
________________________________________________________________________________
     After a period of uncertainty very early in the year, economic conditions proved to be quite positive for the stocks of U.S. companies in 1995. Lower interest rates, benign inflation and increased demand for equities from domestic and overseas investors helped broad measures of stock market performance set several new records during the year.

     Consistent with our conservative management policies, we maintained a cautious approach toward the stock market at the start of the year in an effort to avoid excessive risks and volatility. We focused on putting funds to work in well established growth companies with strong cash flows, seasoned management teams and reasonable valuations. At mid-year, this approach paid off handsomely as market leadership shifted to the kind of large, well managed growth companies in which the Fund invests. We participated in the gains provided by several sectors of the equity marketplace, including the health care industry and select consumer stocks as well as companies that provide corporate services.

     Our outlook for 1996 is positive, despite the possibility of a market correction sometime during the year. Over the longer term, low inflation and low interest rates should support stock prices, especially among companies that can provide strong earnings in a slow-growth environment. Accordingly, we intend to continue to attempt to identify the stocks of high-quality companies that we anticipate will deliver consistent, predictable earnings growth. Regardless of the short-term fluctuations of the stock market, we believe that this conservative, long-term approach provides an excellent way to build wealth over time without assuming excessive risks.

     As of December 29, 1995, Portfolio Manager Dwight Hyde has retired from Citibank. We are pleased to announce that portfolio management duties have been assumed by Grant Hobson and Richard Goldman, both of whom are experienced investment managers and longstanding members of Mr. Hydes equity team. We wish Dwight the very best in his retirement, and we congratulate Grant and Rich on their new responsibilities.
________________________________________________________________________________
LANDMARK VIP INTERNATIONAL EQUITY FUND
PORTFOLIO MANAGERS
________________________________________________________________________________
TREVOR FORBES
Vice President, Citibank, N.A.

     Trevor Forbes and Neil Robson, who are based in Citibanks London office, are the managers of the Fund. Mr. Forbes is the head of Citibanks International Equity Department in London and the senior portfolio manager of global, non-U.S. equity and European equity portfolios for institutional accounts. Before joining Citibank in 1991, Mr. Forbes managed the investment business of Abbey Life.

NEIL ROBSON
Vice President, Citibank, N.A.

     Mr. Robson is a senior equity portfolio manager with responsibilities for the Canadian and German equity markets who plays a key role in the general asset allocation decisions regarding equity portfolios. Prior to joining Citibank in 1989, Mr. Robson was a portfolio manager in European equities for County National Westminster Investment Management. The selection of specific securities is made by committees of Citibank investment personnel specializing in investments in the countries selected by Mr. Forbes and Mr. Robson.
________________________________________________________________________________
THE PORTFOLIO MANAGERS RESPOND
________________________________________________________________________________
     1995 was a mixed year for the international equity markets. Economies in Europes developed nations continued to improve slowly during the year, creating a positive market environment characterized by low inflation, declining interest rates and strong corporate earnings. Japan fared less well as persistent economic problems and a troubled banking system kept stock prices weak. Emerging markets in Asia and Latin America also lagged because of economic problems, rising inflation and lack of participation by foreign investors.

     In a global environment of slow economic growth, investors placed a premium on the stocks of companies that could deliver consistent earnings gains regardless of prevailing economic conditions. This emphasis on growth benefitted our investment style, which focuses on reasonably valued companies that can produce above-average gains. We found particularly attractive opportunities in European markets such as Switzerland and the United Kingdom. We de-emphasized nations such as Japan that were experiencing economic difficulties.

     Toward the end of the year, however, as growth became increasingly recognized within stock markets, we shifted our focus to stocks that provided not just potential for strong earnings growth, but that were selling at attractive prices as well. As a result, we have reallocated the portfolio toward markets with good values, such as Germany and France. We are increasing our investment in Japan in anticipation of an economic recovery there. And we are adopting a broadly diversified approach to emerging markets, with initial positions in developing Asian nations. We believe that these moves will position us well for the global economic environment we expect to develop in 1996.

________________________________________________________________________________
Landmark VIP US Government Fund
PORTFOLIO OF INVESTMENTS    DECEMBER 31, 1995
________________________________________________________________________________

                                            PRINCIPAL
                                             AMOUNT                    MARKET
ISSUER                                       (000's)                    VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 96.9%
________________________________________________________________________________
United States Treasury Note
  7.25% due 2/15/98 .....................    $ 200                   $  207,968
United States Treasury Note
  6.25% due 5/31/00 .....................      100                      103,359
United States Treasury Note
  6.125% due 7/31/00 ....................      100                      102,937
United States Treasury Note
  6.25% due 8/31/00 .....................       70                       72,417
United States Treasury Note
  7.875% due 11/15/04 ...................      200                      231,500
United States Treasury Note
  5.875% due 11/15/05 ...................       50                       51,125
United States Treasury Note
  7.50% due 2/15/05 .....................      200                      226,688
United States Treasury Note
  7.50% due 11/15/24 ....................      170                      204,345
                                                                     ----------
                                                                      1,200,339
                                                                     ----------
United States Treasury Bond
  6.25%, due 8/15/23 ....................       50                       51,446
                                                                     ----------
TOTAL INVESTMENTS
 (Identified Cost $1,210,172)                 96.9%                   1,251,785
OTHER ASSETS LESS LIABILITIES ...........      3.1                       39,984
                                             -----                   ----------
NET ASSETS ..............................    100.0%                  $1,291,769
                                             =====                   ==========

See notes to financial statements

________________________________________________________________________________
Landmark VIP Balanced Fund
PORTFOLIO OF INVESTMENTS    DECEMBER 31, 1995
________________________________________________________________________________

Issuer                                       Shares                     Value
-------------------------------------------------------------------------------
COMMON STOCKS - 49.7%
________________________________________________________________________________
COMMODITIES -2.3%

Air Products & Chemicals Inc. ...........      300                   $   15,825
E I Dupont De Nemours & Co. Inc. ........      250                       17,469
Temple Inland Inc. ......................      200                        8,825
                                                                     ----------
                                                                         42,119
                                                                     ----------
COMMERCIAL SERVICES - 1.1%
Sysco Corp. .............................      600                       19,500
                                                                     ----------
CONSUMER DURABLES - 1.8%
General Motors Corp. ....................      150                        7,931
Mattel ..................................      400                       12,300
Whirlpool Corp. .........................      300                       15,975
                                                                     ----------
                                                                         36,206
                                                                     ----------
CONSUMER NON-DURABLES - 4.8%
Colgate-Palmolive Co. ...................      200                       14,050
Kimberly Clark Corp. ....................      351                       29,045
PepsiCo Inc. ............................      400                       22,350
Philip Morris Comp Cos Inc. .............      250                       22,625
                                                                     ----------
                                                                         88,070
                                                                     ----------
CONSUMER SERVICES - 3.2%
Capital Cities/ABC Inc. .................      100                       12,338
Carnival Corp. ..........................      800                       19,500
Times Mirror Company ....................      800                       27,100
                                                                     ----------
                                                                         58,938
                                                                     ----------
ELECTRONICS/TECHNOLOGICAL SERVICES- 7.3%
3 Com Corp. .............................      220                       10,257
Computer Associates Intl. Inc. ..........      450                       25,594
DSC Communications ......................      300                       11,063
First Data Corp. ........................      317                       21,210
General Motors Corp. Class "E" ..........      500                       26,000
Hewlett-Packard Inc. ....................      250                       20,938
Intel Corp. .............................      200                       11,350
LSI Logic Corp...........................      220                        7,205
                                                                     ----------
                                                                        133,617
                                                                     ----------
ENERGY MINERALS - 5.7%
Amoco Corp. ............................       300                       21,563
Exxon Corp. ............................       400                       32,050
Mobile Corp. ...........................       195                       21,840
Royal Dutch Petroleum Co. ADRs .........       200                       28,224
                                                                     ----------
                                                                        103,677
                                                                     ----------
FINANCE - 4.2%
BankAmerica Corp. ......................       250                       16,188
Federal National Mortgage Association ..       200                       24,825
State Street Boston Corp. ..............       500                       22,500
USF & G Corp. ..........................       800                       13,500
                                                                     ----------
                                                                         77,013
                                                                     ----------
HEALTH SERVICES/TECHNOLOGY - 4.8%
Community Health Systems ...............       525                       18,703
Johnson & Johnson ......................       250                       21,406
Manor Care Inc. ........................       700                       24,500
Pfizer Inc. ............................       350                       22,050
                                                                     ----------
                                                                         86,659
                                                                     ----------
INDUSTRIAL SERVICES - 2.0%
Fluor Corp. ............................       400                       26,400
WMX Technologies .......................       300                        8,963
                                                                     ----------
                                                                         35,363
                                                                     ----------
PRODUCER MANUFACTURING - 3.9%
Danaher Corp. ..........................       600                       19,050
Emerson Electric Co. ...................       300                       24,524
Xerox Corp. ............................       200                       27,400
                                                                     ----------
                                                                         70,974
                                                                     ----------
RETAIL TRADE - 2.5%
Gap Stores .............................       250                       10,500
Nine West Group Inc. ...................       450                       16,875
Wal-Mart Stores Inc. ...................       800                       17,900
                                                                     ----------
                                                                         45,275
                                                                     ----------
TRANSPORTATION - 1.4%
Canadian National Railway ..............       400                        6,000
Norfolk Southern Co. ...................       250                       19,844
                                                                     ----------
                                                                         25,844
                                                                     ----------
UTILITIES - 4.7%
FPL Group, Inc. ........................       150                        6,956
GTE Corp. ..............................       600                       26,400
Pacificorp .............................     1,100                       23,375
Texas Utilities ........................       700                       28,788
                                                                     ----------
                                                                         85,519
                                                                     ----------
TOTAL COMMON STOCKS
  (Identified Cost $800,195)                                            908,774
                                                                     ----------
________________________________________________________________________________
FIXED INCOME - 41.8%
________________________________________________________________________________
                                          PRINCIPAL
                                           AMOUNT
                                         ----------
MORTGAGE OBLIGATIONS - 5.6%
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION
  8.00% due 7/15/25 ....................   $48,171                       50,221
  7.50% due 8/15/25 ....................    50,830                       52,335
                                                                     ----------
                                                                        102,556
                                                                     ----------
UNITED STATES GOVERNMENT OBLIGATIONS - 36.2%
UNITED STATES TREASURY BOND - 2.5%
  6.875% due 8/15/25 ...................    40,000                       45,112
                                                                     ----------

UNITED STATES TREASURY NOTES - 33.7%
  6.125% due 5/15/98 ...................    85,000                       86,700
  6.25% due 5/31/00 ....................   280,000                      289,405
  6.50% due 5/15/05 ....................   225,000                      239,380
                                                                     ----------
                                                                        615,485
                                                                     ----------

TOTAL FIXED INCOME
  (Identified Cost $746,607)                                            763,153
                                                                     ----------
________________________________________________________________________________
SHORT-TERM OBLIGATIONS - AT AMORTIZED COST - 6.8%
________________________________________________________________________________
United States Treasury Bill
  due 2/08/96 ..........................  $125,000                   $  123,302
                                                                     ----------
TOTAL INVESTMENTS
  (Identified Cost $1,670,104)               98.3%                    1,795,229
OTHER ASSETS, LESS LIABILITIES .........      1.7                        31,490
NET ASSETS .............................    100.0%                   $1,826,719
                                          ========                   ==========
ADRs - American Depositary Receipts

See notes to financial statements

________________________________________________________________________________
Landmark VIP Equity Fund

PORTFOLIO OF INVESTMENTS    DECEMBER 31, 1995
________________________________________________________________________________

________________________________________________________________________________
COMMON STOCKS - 94.0%
________________________________________________________________________________
COMMODITIES - 4.4%
Air Products & Chemicals ...............       550                   $   29,013
E I DuPont De Nemours ..................       470                       32,841
Temple Inland Inc. .....................       475                       20,959
                                                                     ----------
                                                                         82,813
                                                                     ----------
COMMERCIAL SERVICES - 2.5%
Sysco Corp. ............................     1,450                       47,125
                                                                     ----------
CONSUMER-DURABLES - 4.5%
General Motors Corp. ...................       500                       26,438
Mattel .................................     1,040                       31,980
Whirlpool Corp. ........................       500                       26,625
                                                                     ----------
                                                                         85,043
                                                                     ----------
CONSUMER NON-DURABLES - 9.2%
Colgate-Palmolive Co. ..................       475                       33,369
Kimberly Clark Group Corp. .............       624                       51,636
PepsiCo Inc. ...........................       800                       44,700
Philip Morris Comp Cos Inc. ............       500                       45,250
                                                                     ----------
                                                                        174,955
                                                                     ----------
CONSUMER SERVICES - 7.0%
Capital Cities/ABC Inc. ................       200                       24,675
Carnival Corp. .........................     1,300                       31,688
McDonalds Corp. ........................       700                       31,588
Times Mirror Company ...................     1,300                       44,037
                                                                     ----------
                                                                        131,988
                                                                     ----------
ELECTRONICS/TECHNOLOGICAL SERVICES - 13.4%
3 Com Corp. ............................       440                       20,515
Computer Associates Intl. Inc. .........       825                       46,922
DSC Communications .....................       600                       22,125
First Data Corp. .......................       317                       21,211
General Motors Corp. Class E ...........     1,000                       52,000
Hewlett Packard Inc. ...................       400                       33,500
Intel Corp. ............................       300                       17,025
LSI Logic Corp. ........................       590                       19,322
Silicon Graphics .......................       770                       21,175
                                                                     ----------
                                                                        253,795
                                                                     ----------
ENERGY MINERALS - 10.6%
Amoco Corp. ............................       650                       46,719
Exxon Corp. ............................       650                       52,081
Mobile Corp. ...........................       330                       36,960
Royal Dutch Petroleum Co. ADRs .........       400                       56,450
Union Pacific Resources Group ..........       300                        7,613
                                                                     ----------
                                                                        199,823
                                                                     ----------
FINANCE - 8.3%
BankAmerica Corp. ......................       520                       33,670
Federal National Mortgage Association ..       400                       49,650
State Street Boston Corp. ..............       800                       36,000
USF & G Corp. ..........................     2,240                       37,800
                                                                     ----------
                                                                        157,120
                                                                     ----------
HEALTH SERVICES/TECHNOLOGY - 8.7%
Community Health Systems ...............     1,265                      $45,066
Johnson & Johnson ......................       400                       34,250
Manor Care Inc. ........................     1,100                       38,500
Pfizer Inc. ............................       750                       47,250
                                                                     ----------
                                                                        165,066
                                                                     ----------
INDUSTRIAL SERVICES - 3.4%
Fluor Corp. ............................       700                       46,200
WMX Technologies .......................       640                       19,120
                                                                     ----------
                                                                         65,320
                                                                     ----------
PRODUCER MANUFACTURING - 7.1%
Danaher Corp. ..........................     1,155                       36,671
Emerson Electric Co. ...................       600                       49,050
Xerox Corp. ............................       350                       47,950
                                                                     ----------
                                                                        133,671
                                                                     ----------
RETAIL TRADE - 4.9%
Gap Stores Inc. ........................       800                       33,600
Nine West Group Inc. ...................       750                       28,125
Wal-Mart Stores Inc. ...................     1,400                       31,325
                                                                     ----------
                                                                         93,050
                                                                     ----------
TRANSPORTATION - 2.7%
Canadian National Railway ..............       800                       12,000
Norfolk Southern Co. ...................       500                       39,687
                                                                     ----------
                                                                         51,687
                                                                     ----------
UTILITIES - 7.3%
FPL Group, Inc. ........................       525                       24,347
GTE Corp. ..............................       900                       39,600
Pacifcorp ..............................     1,800                       38,250
Texas Utilities ........................       875                       35,984
                                                                     ----------
                                                                        138,181
                                                                     ----------
TOTAL COMMON STOCK
  (Identified Cost $1,594,941)                                        1,779,637
                                                                     ----------
________________________________________________________________________________
SHORT-TERM OBLIGATIONS AT AMORTIZED COST - 5.2%
________________________________________________________________________________
United States Treasury Bill
  due 3/28/96 ..........................                                 98,787
                                                                     ----------
TOTAL INVESTMENTS
 (Identified Cost $1,693,728)                 99.2%                   1,878,424
OTHER ASSETS-OTHER LIABILITIES .........       0.8                       15,657
                                             -----                   ----------
NET ASSETS .............................     100.0%                  $1,894,081
                                             -----                   ----------
ADRs - American Depositary Receipts.

See notes to financial statements.

________________________________________________________________________________
Landmark VIP International Equity Fund

PORTFOLIO OF INVESTMENTS    DECEMBER 31, 1995
________________________________________________________________________________

Issuer/Industry                             Shares                     Value
-------------------------------------------------------------------------------
COMMON STOCK - 73.6%
________________________________________________________________________________
FRANCE - 10.0%
Alcatel Alsthom
  Electrical & Electronics .............       420                   $   36,248
Axa Company
  Insurance ............................       470                       31,705
Castorama Dubois Investisse
  Retailing ............................       250                       40,985
Cie Generale Des Eaux
  Electrical and Gas Utilities .........       350                       34,979
Club Mediterranee
  Leisure & Tourism ....................       400                       31,971
Credit Foncier De France
  Financial Service ....................       810                       11,723
Credit Local De France
  Financial Service ....................       270                       21,635
Groupe Danone Food &
  Household Products ...................       240                       39,640
Lafarge Coppee French
  Building Material ....................       352                       22,702
Louis Vitton-Moet Hennesy
  Beverage & Tobacco ...................       220                       45,871
Promodes
  Retailing ............................       180                       42,351
Sanofi
  Pharmaceutical and Health ............       308                       19,763
Union Du Credit Bail
  Real Estate ..........................       150                       15,515
Unisor Sacilor
  Steel ................................     1,400                       18,530
Valeo
  Industrial Components ................       800                       37,089
                                                                     ----------
                                                                        450,707
                                                                     ----------
GERMANY - 11.0%
Commerzbank AG
  Banking ..............................       320                       75,754
Daimler-Benz AG
  Automobiles ..........................        70                       35,293
Deutche Bank AG
  Banking ..............................       810                       38,447
Karstadt AG
  Retailing ............................       130                       53,108
Mannesmann AG
  Machinery & Engineering ..............       190                       60,596
Rhoen Klinikum AG
  Pharmaceuticals & Health .............       360                       35,698
Siemens AG
  Electrical & Electronics .............       120                       65,782
SAP AG (Preferred Shares)
  Data Processing ......................       250                       37,884
SKW Trostberg AG
  Chemicals ............................     1,400                       29,574
Tarkett AG
  Food & Household Products ............       900                       19,483
Voltswagen AG
  Automobiles ..........................       139                       46,553
                                                                     ----------
                                                                        498,172
                                                                     ----------
JAPAN - 23.4%
DDI Corporation
  Telephone Utilities ..................        10                       77,482
Fanuc Company
  Machinery & Electronics ..............     2,000                       86,586
Hitachi Ltd.
  Electrical & Electronics .............     8,000                       80,581
Industrial Bank of Japan
  Banking ..............................     3,000                       90,944
Kyocera Corp.
  Multi Corp, ..........................     1,000                       74,286
National House Industrial Ltd.
  Building & Construction ..............     5,000                       91,526
Nikko Securities Co.
  Financial Services ...................     8,000                      103,051
Okumura
  Building & Construction ..............    10,000                       91,041
Sankyo Co. Ltd.
  Pharmaceutical and Health ............     4,000                       89,879
Seven Eleven Japan Ltd.
  Retailing ............................     1,000                       70,508
Toyota Motor Co.
  Automobiles ..........................     4,000                       84,843
Yamato Transport Co. Ltd.
  Road & Rail Transport ................    10,000                      119,128
                                                                     ----------
                                                                      1,059,855
                                                                     ----------
NETHERLANDS - 3.5%
European Vinyls Corp.
  Textiles .............................       180                        4,687
Hunter Douglas NV
  Machinery and Engineering ............       190                        8,826
International Nederlanden Group
  Insurance ............................       459                       30,724
Philips Electronics NV
  Industrial Components ................       600                       21,730
Royal Dutch Petroleum Co. ADRs
  Energy ...............................       460                       64,397
Royal PTT Nederland NV
  Telephone Utilities ..................       240                        8,737
Vendex International NV
  Retailing ............................       300                        8,935
Verenigde Nederlandse
  Business & Public Services ...........        70                        9,629
                                                                     ----------
                                                                        157,665
                                                                     ----------
SPAIN - 1.8%
Austuriana De Zinc
  Nonferrous Metals ....................      1,300                      10,314
Banco Bilbao Vizcaya
  Banking ..............................        150                       5,406
Banco De Santander
  Banking ..............................        280                      14,064
Banco Popular Espanola
  Banking                                       110                      20,294
Corporacion Mapfre
  Insurance ............................        113                       6,328
Fomento Const y Contra
  Building & Construction ..............         45                       3,452
Iberdrola SA
  Utilities ............................        770                       7,049
Sevillana de Electricidad
  Utilities ............................        575                       4,467
Telefonica de Espana
  Telecommunications ...................        730                      10,115
                                                                     ----------
                                                                         81,489
                                                                     ----------
SWEDEN - 2.0%
Astra AB B Free
  Pharmaceuticals & Health .............        360                      14,278
Ericsson AB
  Electronics ..........................      2,640                      51,756
Ericsson LM
  Electronics ..........................        264                       5,176
Sparkbanken Sverige AB
  Banking ..............................        970                      12,360
Volvo Aktiebolag B Free
  Automobiles ..........................        280                       5,743
                                                                     ----------
                                                                         89,313
                                                                     ----------
SWITZERLAND - 6.0%
BBC Brown Boveri & CIE
  Instruments & Components .............         23                      26,795
Ciba-Geigy AG-R
  Chemicals ............................         60                      52,947
CS Holdings
  Banking ..............................        326                      33,515
Nestle
  Food & Household Products ............         40                      44,374
Sandoz AG
  Pharmaceuticals & Health .............         63                      58,169
Schweizerischer Bankverein
  Banking ..............................         65                      26,617
Zurich Versicherungs
  Insurance ............................         91                      27,295
                                                                     ----------
                                                                        269,712
                                                                     ----------
UNITED KINGDOM - 15.9%
British Aerospace PLC
  Aerospace & Defense ..................       2,023                     24,994
British Petroleum Co. PLC
  Energy ...............................       3,200                     26,753
Cable & Wireless
  Telephone Utilities ..................       3,800                     27,138
Dixon Group PLC
  Retailing ............................       3,874                     26,854
East Midlands Electricity PLC
  Electrical & Gas Utilities ...........       1,000                     10,347
Forte PLC
  Hotels and Leisure ...................       4,400                     22,576
General Electric PLC
  Electrical & Electronics .............       3,700                     20,392
Glaxo Wellcome PLC
  Pharmaceuticals & Health .............       2,014                     28,610
Glynwed International PLC
  Machinery & Engineering ..............       4,800                     23,772
Kwik Save Group
  Retailing ............................       2,000                     15,525
Lloyds TSB Group PLC
  Banking ..............................       9,448                     48,551
Logica PLC
  Business & Public Services ...........       3,300                     23,311
London International Group PLC
  Pharmaceutical & Health ..............      11,800                     23,632
MFI Furniture Group PLC
  Retailing ............................      13,206                     32,804
Pilkington Brothers
  Building Materials ...................       8,375                     26,265
Royal Bank of Scotland Group PLC
  Banking ..............................       2,900                     26,383
Securicor Group Class A
  Telephone Utilities ..................       1,300                     17,862
Severn Trent Water Co.
  Utilities ............................       2,100                     22,414
Smith (David S) Holdings PLC
  Forest Products & Paper ..............       5,200                     22,847
Smith and Nephew Associated
  Pharmaceuticals & Health .............       7,000                     20,322
Smiths Industries
  Machinery & Engineering ..............       2,300                     22,710
Standard Chartered PLC
  Banking ..............................       3,628                     30,866
Storehouse PLC
  Retailing ............................       4,336                     22,484
Sun Alliance Group PLC
  Insurance ............................       6,100                     35,371
Thorn EMI PLC
  Leisure & Tourism ....................       1,250                     29,430
Tibbett and Britten Group
  Road & Rail Transportation ...........       2,400                     15,463
Tomkins PLC
  Multi-Industry .......................       5,200                     22,726
Whitbread & Co. Class  A
  Beverage & Tobacco ...................       2,644                     27,933
Zeneca Group PLC
  Pharmaceuticals & Health .............         900                     17,403
                                                                     ----------
                                                                        715,738
                                                                     ----------
TOTAL COMMON STOCKS
  (Identified Cost $3,231,398) .........                              3,322,651
                                                                     ----------
________________________________________________________________________________
SHORT-TERM OBLIGATIONS AT AMORTIZED COST - 4.7%
________________________________________________________________________________
Salomon Repurchase Agreement,
 5.17% due 1/2/96 proceeds at
 maturity $214,193 (secured by
 $222,938 U.S. Treasury Note
 5.75% due 9/30/97) ....................                                214,076
                                                                     ----------
TOTAL INVESTMENTS
  (Identified Cost $3,445,474) ......           78.3%                 3,536,727
OTHER ASSETS - OTHER LIABILITIES ....           21.7                    977,773
                                               -----                 ----------
NET ASSETS ..........................          100.0%                $4,514,500
                                               =====                 ==========
See notes to financial statements

________________________________________________________________________________
Landmark VIP Funds

STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 1995
________________________________________________________________________________

                                                                                                                LANDMARK VIP
                                                             LANDMARK VIP        LANDMARK VIP   LANDMARK VIP    INTERNATIONAL
                                                         U.S. GOVERNMENT FUND    BALANCED FUND   EQUITY FUND     EQUITY FUND
                                                         --------------------    -------------  ------------    -------------
ASSETS:
Investments, at value (Note 1A)(Identified Cost,
  $1,210,172, $1,670,104, $1,693,728, $3,445,474,
  respectively) .....................................         $1,251,785          $1,795,229     $1,878,424       $3,536,727
Foreign currency, at value ($0, $0, $0, $517,736,
  respectively) .....................................                 --                  --             --          520,321
Cash ................................................             13,859              22,834         12,296          464,889
Receivable for securities sold ......................                 --                  --             --            9,733
Receivable for Capital Stock sold ...................              5,000                  --            254              254
Dividend receivable .................................                 --               1,667          2,783            9,476
Interest receivable .................................             21,125               6,989            324            3,494
                                                              ----------          ----------     ----------       ----------
   Total assets .....................................          1,291,769           1,826,719      1,894,081        4,544,894
                                                              ----------          ----------     ----------       ----------
LIABILITIES:
Payable for Securities Purchased ....................                 --                  --             --           30,394
                                                              ----------          ----------     ----------       ----------
NET ASSETS for 123,259, 165,691, 164,588, 437,750
  shares, respectively, of beneficial interest outstanding    $1,291,769          $1,826,719     $1,894,081       $4,514,500
                                                              ==========          ==========     ==========       ==========
NET ASSETS CONSIST OF:
Paid-in capital .....................................         $1,250,156          $1,701,656     $1,708,839       $4,441,217
Accumulated net realized gain (loss) on investments .                 --                 (62)           371          (23,643)
Unrealized appreciation (depreciation) of investments and
  foreign currency translations .....................             41,613             125,125        184,696           93,838
Undistributed net investment income .................                 --                  --            175            3,088
                                                              ----------          ----------     ----------       ----------
  Total .............................................         $1,291,769          $1,826,719     $1,894,081       $4,514,500
                                                              ==========          ==========     ==========       ==========
NET ASSET VALUE PER SHARE OF BENEFICIAL INTEREST ....             $10.48              $11.02         $11.51           $10.31
                                                                  ======              ======         ======           ======

See notes to financial statements

________________________________________________________________________________
Landmark VIP Funds
STATEMENTS OF OPERATIONS
For the Period March 10, 1995 (Commencement of Operations) to December 31, 1995
________________________________________________________________________________

                                                                                                                LANDMARK VIP
                                                             LANDMARK VIP        LANDMARK VIP   LANDMARK VIP    INTERNATIONAL
                                                         U.S. GOVERNMENT FUND    BALANCED FUND   EQUITY FUND*    EQUITY FUND
                                                         --------------------    -------------  ------------    -------------
INCOME:
Interest (Note 1B)...............................        $42,680                 $ 26,696        $  6,114       $ 35,218
Dividends .......................................             --                    8,614          14,244         26,607
                                                         -------                 --------        --------       --------
  Total Income ..................................         42,680                   35,310          20,358         61,825
                                                         -------                 --------        --------       --------
EXPENSES:
Custodian fees ..................................         33,956                   34,828          36,464         65,514
Auditing services ...............................         14,438                   14,438          14,438         14,438
Investment advisory fees (Note 2) ...............          2,598                    3,331           4,047         24,004
Trustees fees ...................................          2,396                    2,396           2,396          2,396
Shareholder reports .............................          2,295                    2,295           2,295          2,295
Administrative fees (Note 3) ....................          1,299                    1,665           1,704          4,801
Legal services ..................................          1,500                    1,500           1,502          1,500
Distribution fees (Note 4) ......................            325                      416             405          1,200
Miscellaneous ...................................            100                      100             100            100
                                                         -------                 --------        --------       --------
  Total expenses ................................         58,907                   60,969          63,351        116,248
Less aggregate amount waived by Investment
  Adviser, Administrator, and Distributor
  (Notes 2, 3, and 4) ...........................         (4,222)                  (5,413)         (6,155)       (30,005)
Less expenses assumed by the administrator               (54,685)                 (55,556)        (57,196)       (86,243)
                                                         -------                 --------        --------       --------
  Net expenses ..................................             --                       --              --             --
                                                         -------                 --------        --------       --------
  Net investment income .........................         42,680                   35,310          20,358         61,825
                                                         -------                 --------        --------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investment transactions         --                      (62)            371        (26,623)
Net change in unrealized appreciation (depreciation)      41,613                  125,125         184,696         93,838
                                                         -------                 --------        --------       --------
Net realized and unrealized gain (loss) on investments    41,613                  125,063         185,067         67,215
                                                         -------                 --------        --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ...............................        $84,293                 $160,373        $205,425       $129,040
                                                         =======                 ========        ========       ========
* Commencement of Operations March 9, 1995
 See notes to financial statements

________________________________________________________________________________
Landmark VIP Funds
STATEMENT OF CHANGES IN NET ASSETS
________________________________________________________________________________

                                                                                                                     LANDMARK VIP
                                                       LANDMARK VIP           LANDMARK VIP        LANDMARK VIP       INTERNATIONAL
                                                    U.S. GOVERNMENT FUND      BALANCED FUND       EQUITY FUND         EQUITY FUND
                                                    --------------------      -------------       ------------       -------------
                                                       March 10, 1995         March 10, 1995     March 9, 1995       March 10, 1995
                                                       (Commencement          (Commencement      (Commencement       (Commencement
                                                     of Operations) to       of Operations) to  of Operations) to  of Operations) to
                                                     December 31, 1995       December 31, 1995  December 31, 1995  December 31, 1995
                                                    --------------------     -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ...........................   $   42,680               $   35,310         $   20,358         $   61,825
Net realized gain (loss) from investment
  transactions ..................................           --                      (62)               371            (26,623)
Net change in unrealized appreciation
  (depreciation) of investments .................       41,613                  125,125            184,696             93,838
                                                    ----------               ----------         ----------         ----------
  Net increase (decrease) in net assets
    resulting from operations ...................       84,293                  160,373            205,425            129,040
Distribution to shareholder from
  Net investment income .........................      (42,680)                 (35,310)           (20,183)           (40,629)
  Net realized gains on investments .............           --                       --                 --            (15,128)
                                                    ----------               ----------         ----------         ----------
  Decrease in net assets from distributions
    to shareholder ..............................      (42,680)                 (35,310)           (20,183)           (55,757)
                                                    ----------               ----------         ----------         ----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 6):
Net proceeds from sale of shares ................    1,212,528                1,685,179          1,695,380          4,399,512
Net asset value of shares issued to shareholders
  from reinvestment of distributions ............       42,680                   35,310             20,183             55,757
Cost of shares repurchased ......................       (5,052)                 (18,833)            (6,724)           (14,052)
                                                    ----------               ----------         ----------         ----------
  Net increase in net assets from transactions
    in shares of beneficial interest ............    1,250,156                1,701,656          1,708,839          4,441,217
NET INCREASE IN NET ASSETS ......................    1,291,769                1,826,719          1,894,081          4,514,500
NET ASSETS:
Beginning of period..............................           --                       --                 --                 --
                                                    ----------               ----------         ----------         ----------
End of period (including undistributed
  net investment income of $0, $0, $175 and
  $3,088, respectively) .........................   $1,291,769               $1,826,719         $1,894,081         $4,514,500
                                                    ==========               ==========         ==========         ==========

See notes to financial statements

________________________________________________________________________________
Landmark VIP Funds
FINANCIAL HIGHLIGHTS
________________________________________________________________________________

                                                                                                                     LANDMARK VIP
                                                       LANDMARK VIP           LANDMARK VIP        LANDMARK VIP       INTERNATIONAL
                                                    U.S. GOVERNMENT FUND      BALANCED FUND       EQUITY FUND         EQUITY FUND
                                                    --------------------      -------------       ------------       -------------
                                                       March 10, 1995         March 10, 1995     March 9, 1995       March 10, 1995
                                                       (Commencement          (Commencement      (Commencement       (Commencement
                                                     of Operations) to       of Operations) to  of Operations) to  of Operations) to
                                                     December 31, 1995       December 31, 1995  December 31, 1995  December 31, 1995
                                                    --------------------     -----------------  -----------------  -----------------
Net Asset Value, beginning of period ..........            $10.00                  $10.00             $10.00             $10.00
                                                           ------                  ------             ------             ------
Income From Operations:
Net investment income .........................              0.36                    0.22               0.12               0.10
Net realized and unrealized gain (loss)
  on investments ..............................              0.48                    1.02               1.51               0.34
                                                           ------                  ------             ------             ------
    Total from operations .....................              0.84                    1.24               1.63               0.44
                                                           ------                  ------             ------             ------
Less Distributions From:
  Net investment income .......................             (0.36)                  (0.22)             (0.12)             (0.09)
  Net realized gain on investments ............                --                      --                 --              (0.04)
                                                           ------                  ------             ------             ------
    Total distributions........................             (0.36)                  (0.22)             (0.12)             (0.13)
                                                           ------                  ------             ------             ------
Net Asset Value, end of period ................            $10.48                  $11.02             $11.51             $10.31
                                                           ======                  ======             ======             ======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ......            $1,292                  $1,826             $1,894             $4,515
Ratio of expenses to average net assets .......                 0%                      0%                 0%                 0%
Ratio of net investment income to average
  net assets ..................................              6.57%*                  4.24%*             2.51%*             2.58%*
Portfolio turnover ............................                 0%                      8%                 8%                34%
Total return ..................................              8.45%+                 12.42%+            16.36%+             4.41%+

  Note: If Agents of the Fund had not voluntarily agreed to waive a portion of their fees, the administrator not assumed expenses and had expenses been limited to that required by certain state securities laws, for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income (loss) per share ........             $0.22                   $0.09              $0.00              $0.00
Ratios:
Expenses to average net assets ................              2.50%*                  2.50%*             2.50%*             2.50%*
Net investment income to average net assets ...              4.07%*                  1.74%*             0.01%*             0.08%*

* Annualized
+ Not annualized

See notes to financial statements

________________________________________________________________________________
Landmark VIP Funds
NOTES TO FINANCIAL STATEMENTS
________________________________________________________________________________
(1) SIGNIFICANT ACCOUNTING POLICIES
    Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund (the Funds) are each a separate diversified series of Landmark VIP Funds (the Trust) which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Adviser of each Fund is Citibank, N.A. (Citibank). The Landmark
Funds Broker-Dealer Services, Inc. (LFBDS) acts as the Funds Administrator and Distributor. Shares of each Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The significant accounting policies consistently followed by the Funds are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices. Short-term obligations maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or under guidelines established by the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when each Funds net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for Federal income tax purposes. Gain and loss from principal paydowns are recorded as interest income. Dividend income and other distributions from investments are recorded on ex-dividend date, except if the ex-dividend date passed, certain dividends from foreign securities are recorded as the Fund is informed of ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

C. FOREIGN CURRENCY TRANSLATION -- The accounting records of each of the Funds, are maintained in U.S. dollars. For each of the Funds, except Landmark VIP U.S. Government Fund which invests only in U.S. dollar denominated securities, foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translations of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income and foreign taxes withheld recorded and the amount actually received or paid.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Each of the Funds except Landmark VIP U.S. Government Fund may enter into forward foreign currency exchange contracts (contracts) in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. Each of the Funds except Landmark VIP U.S. Government Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S Dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

E. FEDERAL TAXES -- Each Funds policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

F. EXPENSES -- Each Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the average net assets of each Fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that Fund.

G. DISTRIBUTIONS -- Each fund determines the amount and character of income and net realized gains to be distributed in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the period ended December 31, 1995, the Landmark VIP International Equity Fund reclassed $18,108 to undistributed net investment income from accumulated loss on investment.

H. OTHER -- Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on the identified cost basis. All dividends and distributions will be received on the ex-dividend date, and will be automatically reinvested in additional shares of a fund issued at the net asset value of such shares on the payment date of such dividends and distributions.

I. BENEFICIAL INTEREST -- At December 31, 1995, insurance companies or their separate accounts were the record owners of all the shares of each Fund.

(2) INVESTMENT ADVISORY FEES
    The investment advisory fee paid to Citibank, as compensation for overall investment management services is accrued daily and computed at the following annual rate of average daily net assets:

             o Landmark VIP U.S. Government Fund .......  0.40%
             o Landmark VIP Balanced Fund ..............  0.40%
             o Landmark VIP Equity Fund ................  0.50%
             o Landmark VIP International Equity Fund ..  1.00%

The investment adviser has waived all of its fees for each Fund for the period ended December 31, 1995.

(3) ADMINISTRATIVE FEES
    Under the terms of an Administrative Services Agreement, the administrative service fees payable to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of .20% of the Funds average daily net assets, all of which was voluntarily waived for the period ended December 31, 1995. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(4) DISTRIBUTION FEES
    The Trust has adopted a Plan of Distribution pursuant to rule 12b-1 under the Investment Company act of 1940, as amended, under which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with the distribution of shares of the Funds at an annual rate not to exceed 0.05 % of each Funds average daily net assets, all of which was voluntarily waived for the period ended December 31, 1995.

(5) PURCHASES AND SALES OF INVESTMENTS
    Purchases and sales of securities, other than short-term obligations, for the period ended December 31, 1995, were as follows:

                                                       Purchases         Sales
                                                       ----------     ----------
Landmark VIP U.S. Government Fund ...................  $1,210,077    $    -0-
Landmark VIP Balanced Fund ..........................   1,652,771       104,166
Landmark VIP Equity Fund ............................   1,700,326       105,812
Landmark VIP International Equity Fund ..............   4,308,529     1,068,616

(6) SHARES OF BENEFICIAL INTEREST
    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

LANDMARK VIP U.S. GOVERNMENT FUND
        Shares sold ..............................................    119,629
        Shares reinvested ........................................      4,127
        Shares repurchased .......................................       (497)
                                                                      -------
        Net increase .............................................    123,259
                                                                      =======
LANDMARK VIP BALANCED FUND
        Shares sold ..............................................    164,181
        Shares reinvested ........................................      3,266
        Shares repurchased .......................................     (1,756)
                                                                      -------
        Net increase .............................................    165,691
                                                                      =======
LANDMARK VIP EQUITY FUND
        Shares sold ..............................................    163,440
        Shares reinvested ........................................      1,780
        Shares repurchased .......................................       (632)
                                                                      -------
        Net increase .............................................    164,588
                                                                      =======
LANDMARK VIP INTERNATIONAL EQUITY FUND
        Shares sold ..............................................    433,612
        Shares reinvested ........................................      5,504
        Shares repurchased .......................................     (1,366)
                                                                      -------
        Net increase .............................................    437,750
                                                                      =======

(7) Federal Income Tax Basis of Investments
    The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

                          Landmark     Landmark     Landmark         Landmark
                             VIP          VIP          VIP              VIP
                      U.S. Government  Balanced      Equity        International
                            Fund         Fund         Fund         Equity Fund
                      ---------------  ----------   -----------    -------------
Aggregate Cost .....  $1,210,172       $1,670,916   $1,693,728     $3,450,910
                      ==========       ==========   ==========     ==========
Gross unrealized
  appreciation .....  $   41,613       $  139,006   $  222,366     $  206,430
Gross unrealized
  depreciation .....          --          (14,693)     (37,670)      (120,613)
                      ----------       ----------   ----------     ----------
Net unrealized
  appreciation
  (depreciation) ...  $   41,613       $  124,313   $  184,696     $   85,817
                      ==========       ==========   ==========     ==========

________________________________________________________________________________
Landmark VIP Funds
REPORT OF INDEPENDENT ACCOUNTANTS
________________________________________________________________________________

To the Trustees and the Shareholders of Landmark VIP Funds:
   Landmark VIP Balanced Fund
   Landmark VIP Equity Fund
   Landmark VIP International Equity Fund
   Landmark VIP U.S. Government Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the four funds constituting Landmark VIP Funds (hereafter referred to as the Trust) at December 31, 1995, the results of each of their operations, the changes in each of their net assets and their financial highlights for the period March 9, 1995 (commencement of operations for the Landmark VIP Equity Fund) and March 10, 1995 (commencement of operations for the remaining Funds in the Trust) to December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Trusts management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 20, 1996